Exhibit 99.1

News Release

Media Contact:	Jared Maxwell	Investor Contact:	Scott Gleason
	(801) 505-5027		(801) 584-1143
	jmaxwell@myriad.com		sgleason@myriad.com

Myriad Genetics Appoints Paul J. Diaz as President and Chief Executive Officer

and a Member of the Board of Directors

SALT LAKE CITY, August 13, 2020 – Myriad Genetics, Inc. (NASDAQ: MYGN, “Myriad” or the “Company”), a global leader in molecular diagnostics and precision medicine, today announced the appointment of Paul J. Diaz as President and Chief Executive Officer, effective August 13, 2020. He will also serve on the Company’s Board of Directors. Mr. Diaz brings to Myriad Genetics more than three decades of executive leadership and business transformation experience in healthcare across a variety of healthcare segments.

“Paul is an exceptional leader and executive with extraordinary passion, vision, experience, and operational skills,” said S. Louise Phanstiel, Chair of Myriad’s Board of Directors. “His focus on building high performing teams, and instilling a culture that empowers people to deliver high quality patient care, distinctive customer service and innovation, will be important to supporting Myriad’s mission and growth. We are excited to have Paul assume the leadership of Myriad Genetics and chart the course to realize the Company’s full potential. We look forward to officially introducing Paul during our fourth quarter earnings call. Myriad is dedicated to providing vital information to physicians, patients and their families that enables them to make better decisions about their health and treatment planning. Paul’s personal dedication, throughout his career, to patients and their care will be critical in advancing Myriad’s vision of being a trusted advisor transforming patients’ lives worldwide with pioneering molecular diagnostics.”

“I am very excited to join the talented management team and Board of Directors of Myriad Genetics, an organization dedicated to helping patients and physicians identify the risk of developing disease and accurately diagnosing disease and disease progression,” commented Paul. “Our goal is to empower patients, as consumers, and their physicians and our payer partners with the information and data to help guide their treatment decisions, to improve clinical outcomes and lower healthcare costs. I am equally excited about Myriad’s potential for innovation and growth. The Company has a tremendous opportunity to transform its business, and strategically position itself for sustainable, profitable growth. We will look to leverage the company’s culture of innovation and revitalize our approach to the commercializing of its products and customer service levels.“

Mr. Diaz served as the President and Chief Executive Officer and Executive Director and Director of Kindred Healthcare, Inc. for over ten years, where he led the growth, revitalization and diversification of the business that positioned Kindred as the largest provider of post-acute health care services in the United States. Most recently, Mr. Diaz was a Partner at Cressey & Company LP, a private equity firm focusing on healthcare services and HCIT companies. Mr. Diaz is an experienced director and operating executive, having served as an executive and board member of multiple public and private companies. He currently serves on the board of DaVita, Inc. (NYSE: DVA) and is a member of the Board of Trustees of Johns Hopkins Medicine. Mr. Diaz graduated from The American University with a B.S. in Business Administration and with a J.D. from The Georgetown University Law Center.

Heidrick & Struggles led the search process for Myriad.

About Myriad Genetics

Myriad Genetics Inc., is a leading personalized medicine company dedicated to being a trusted advisor transforming patient lives worldwide with pioneering molecular diagnostics. Myriad discovers and commercializes molecular diagnostic tests that: determine the risk of developing disease, accurately diagnose disease, assess the risk of disease progression, and guide treatment decisions across six major medical specialties where molecular diagnostics can significantly improve patient care and lower healthcare costs. Myriad is focused on three strategic imperatives: transitioning and expanding its hereditary cancer testing markets, diversifying its product portfolio through the introduction of new products and increasing the revenue contribution from international markets. For more information on how Myriad is making a difference, please visit the Company’s website: www.myriad.com.

Myriad, the Myriad logo, BART, BRACAnalysis, Colaris, Colaris AP, myPath, myRisk, Myriad myRisk, myRisk Hereditary Cancer, myChoice, myPlan, BRACAnalysis CDx, Tumor BRACAnalysis CDx, myChoice CDx, Vectra, Prequel, Foresight, GeneSight, riskScore and Prolaris are trademarks or registered trademarks of Myriad Genetics, Inc. or its wholly owned subsidiaries in the United States and foreign countries. MYGN-F, MYGN-G.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements related to realizing the

Company’s full potential; officially introducing Paul during the Company’s fourth quarter earnings call; advancing Myriad’s vision of being a trusted advisor transforming patients’ lives worldwide with pioneering molecular diagnostics; the Company’s potential for innovation and growth; the Company’s tremendous opportunity to transform its business, and strategically position itself for sustainable, profitable growth; and the Company’s strategic directives under the caption “About Myriad Genetics.” These “forward-looking statements” are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by forward-looking statements. These risks and uncertainties include, but are not limited to: uncertainties associated with COVID-19, including its possible effects on our operations and the demand for our products and services; our ability to efficiently and flexibly manage our business amid uncertainties related to COVID-19; the risk that sales and profit margins of our molecular diagnostic tests and pharmaceutical and clinical services may decline; risks related to our ability to transition from our existing product portfolio to our new tests, including unexpected costs and delays; risks related to decisions or changes in governmental or private insurers’ reimbursement levels for our tests or our ability to obtain reimbursement for our new tests at comparable levels to our existing tests; risks related to increased competition and the development of new competing tests and services; the risk that we may be unable to develop or achieve commercial success for additional molecular diagnostic tests and pharmaceutical and clinical services in a timely manner, or at all; the risk that we may not successfully develop new markets for our molecular diagnostic tests and pharmaceutical and clinical services, including our ability to successfully generate revenue outside the United States; the risk that licenses to the technology underlying our molecular diagnostic tests and pharmaceutical and clinical services and any future tests and services are terminated or cannot be maintained on satisfactory terms; risks related to delays or other problems with operating our laboratory testing facilities and our healthcare clinic; risks related to public concern over genetic testing in general or our tests in particular; risks related to regulatory requirements or enforcement in the United States and foreign countries and changes in the structure of the healthcare system or healthcare payment systems; risks related to our ability to obtain new corporate collaborations or licenses and acquire new technologies or businesses on satisfactory terms, if at all; risks related to our ability to successfully integrate and derive benefits from any technologies or businesses that we license or acquire; risks related to our projections about our business, results of operations and financial condition; risks related to the potential market opportunity for our products and services; the risk that we or our licensors may be unable to protect or that third parties will infringe the proprietary technologies underlying our tests; the risk of patent-infringement claims or challenges to the validity of our patents or other intellectual property; risks related to changes in intellectual property laws covering our molecular diagnostic tests and pharmaceutical and clinical services and patents or enforcement in the United States and foreign countries, such as the Supreme Court decisions in Mayo Collab. Servs. v. Prometheus Labs., Inc., 566 U.S. 66 (2012), Ass’n for Molecular Pathology v. Myriad Genetics, Inc., 569 U.S. 576 (2013), and Alice Corp. v. CLS Bank Int’l, 573 U.S. 208 (2014); risks of new, changing and competitive technologies and regulations in the United States and internationally; the risk that we may be unable to comply with financial operating covenants under our credit or lending agreements; the risk that we will be unable to pay, when due, amounts due under our credit or lending agreements; and other factors discussed under the heading “Risk Factors” contained in Item 1A of our most recent Annual Report on Form 10-K for the fiscal year ended June 30, 2020, which has been filed with the Securities and Exchange Commission, as well as any updates to those risk factors filed from time to time in our Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. All information in this press release is as of the date of the release, and Myriad undertakes no duty to update this information unless required by law.

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